Certification of Chief Executive Officer
                       Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-KSB/A of NetSol Technologies, Inc. (the "Company") for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on October 14, 2003 (the "Report"), I, Naeem Ghauri, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. (section) 1350, as adopted pursuant to (section) 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                          /s/ Naeem Ghauri
Date: July 21, 2004       ------------------------
                          Naeem Ghauri
                          Chief Executive Officer